EXHIBIT 99.8


     THE BANK OF NOVA SCOTIA                     SALOMON SMITH BARNEY INC.
     ONE LIBERTY PLAZA, 25TH FLOOR               390 GREENWICH STREET
     NEW YORK, NY 10006                          NEW YORK, NY 10013

                               CITIBANK, N.A.
                              399 PARK AVENUE
                             NEW YORK, NY 10043

     MORGAN GUARANTY TRUST COMPANY               COMMERZBANK A.G.
        OF NEW YORK                              2 WORLD FINANCIAL CENTER
     60 WALL STREET                              NEW YORK, NY 10281
     NEW YORK, NY 10260

                              SOCIETE GENERALE
                        1221 AVENUE OF THE AMERICAS
                             NEW YORK, NY 10020

                                                      September 29, 2000

Warnaco Inc.
90 Park Avenue
New York, NY 10016

Ladies and Gentlemen:

Reference is made to the Commitment Letter dated July 19, 2000 from us to you (the "COMMITMENT LETTER"). The last sentence on page 4 of the Commitment Letter is hereby amended by deleting the date "September 30, 2000" therein and substituting for such date "October 6, 2000", and the section entitled "Effective Date" on page 2 of the summary of terms attached to the Commitment Letter is hereby amended by deleting the date "September 30, 2000" therein and substituting for such date "October 6, 2000".

This Letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Letter by telecopier shall be effective as delivery of a manually executed counterpart thereof.






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This Letter will expire at 5:00 p.m. (New York City time) on September 29,
2000 unless you execute this Letter and return it to us prior to that time.

                                    Very truly yours,

                                          THE BANK OF NOVA SCOTIA



                                          By /s/ John Hopmans
                                             --------------------
                                             Title: Managing Director

                                          SALOMON SMITH BARNEY INC.



                                          By /s/ Michael O'Brien
                                             --------------------
                                             Title: Attorney-In-Fact

                                          CITIBANK, N.A.



                                          By /s/ Marc Merlino
                                             --------------------
                                             Title: Vice President

                                          MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK



                                          By /s/ Kimberly L. Turner
                                             --------------------
                                             Title: Vice President

                                          COMMERZBANK A.G.



                                          By /s/ Robert Donohue
                                             --------------------
                                             Title: Senior Vice President

                                          By /s/ Peter Doyle
                                             --------------------
                                             Title: Assistant Vice President

                                          SOCIETE GENERALE



                                          By /s/ Jay Sands
                                             --------------------
                                             Title: Managing Director





ACCEPTED AND AGREED TO
      as of September 29, 2000

WARNACO INC.


By /s/ Stanley P. Silverstein
   --------------------------
   Title: